Accounts Receivable, Net - Schedule of Analysis of Allowance for Doubtful Accounts (Detail) ¥ in Thousands, $ in Thousands	12 Months Ended
	Dec. 31, 2018 CNY (¥)	Dec. 31, 2018 USD ($)	Dec. 31, 2017 CNY (¥)
Receivables [Abstract]
Beginning balance	¥ 1,408	$ 205	¥ 512
Additions charged to bad debt expense	3,789	551	1,854
Reversal	(1,574)	(229)	(744)
Write off	(34)	(5)	(214)
Ending balance	¥ 3,589	$ 522	¥ 1,408